Exhibit 10.1

Three-year review of SKF’s Divisions *

Amounts in millions of Swedish kronor unless otherwise stated	Full year	Full year	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full year
	2000	2001	2002	2002	2002	2002	2002

Industrial Division
External sales	8 800	9 965	2 493	2 513	2 339	2 397	9 742
Total sales	14 417	15 978	3 950	4 040	3 708	3 952	15 650
Operating result	1 675	1 662	376	430	360	456	1 622
Operating margin, %	11.6	10.4	9.5	10.6	9.7	11.5	10.4
Invested capital	6 832	6 970	7 235	6 815	6 740	6 583	6 583
Registered number of employees	10 645	10 343	10 567	10 457	10 455	10 449	10 449

Automotive Division
External sales	12 634	13 438	3 457	3 604	3 194	3 228	13 483
Total sales	13 976	15 022	3 831	3 979	3 553	3 567	14 930
Operating result	479	407	123	197	110	93	523
Operating margin, %	3.4	2.7	3.2	5.0	3.1	2.6	3.5
Invested capital	7 910	7 906	7 759	7 145	6 921	6 694	6 694
Registered number of employees	10 860	9 994	9 993	10 012	9 995	9 943	9 943

Electrical Division
External sales	1 765	1 941	492	503	459	478	1 932
Total sales	7 084	6 989	1 674	1 770	1 568	1 692	6 704
Operating result	465	314	75	112	97	143	427
Operating margin, %	6.5	4.5	4.5	6.3	6.2	8.5	6.4
Invested capital	3 564	3 563	3 118	2 975	2 983	2 920	2 920
Registered number of employees	7 086	6 637	6 596	8 119	8 082	8 072	8 072

Service Division
External sales	12 899	13 972	3 176	3 462	3 219	3 644	13 501
Total sales	14 096	15 552	3 539	3 858	3 582	4 053	15 032
Operating result	1 023	1 299	275	362	357	427	1 421
Operating margin, %	7.3	8.4	7.8	9.4	10.0	10.5	9.5
Invested capital	3 824	3 234	3 189	3 004	2 922	2 823	2 823
Registered number of employees	4 536	4 462	4 536	4 650	4 658	4 721	4 721

Aero and Steel Division
External sales	3 602	3 990	1 043	963	832	907	3 745
Total sales	6 400	6 638	1 733	1 629	1 404	1 559	6 325
Operating result	235	195	58	61	28	58	205
Operating margin, %	3.7	2.9	3.3	3.7	2.0	3.7	3.2
Invested capital	3 597	3 669	3 443	3 486	3 420	3 330	3 330
Registered number of employees	5 521	5 274	5 163	5 353	5 211	5 168	5 168

* Previously published amounts have been restated to conform to the current Group structure in 2002.

The financial information per Division is based on SKF’s Management reporting, which in certain areas differs from the Group reporting. Total sales are sales and deliveries to external and internal customers. Invested capital is defined as the sum of Inventories, external Trade Accounts Receivable, other Short-term Assets and Tangible Assets less external Trade Accounts Payable and other Short-term Liabilities.

Exhibit 10.2

Seven-year review of the SKF Group

Amounts in millions of Swedish kronor unless otherwise stated	1996	1997	1998	1999	2000	2001	2002

Income statements
Net sales	33 589	36 922	37 688	36 693	39 848	43 370	42 430
Sweden	1 869	1 967	1 983	1 674	1 850	1 793	1 924
Operating expenses	-31 122	-34 717	-37 648	-34 576	-36 363	-39 852	-38 480
Other operating income/expense – net	407	799	-928	403	182	104	40
Profit/loss in associated companies	–	-55	-111	–	7	12	32

Operating profit/loss	2 874	2 949	-999	2 520	3 674	3 634	4 022
Financial income and expense, net	-462	-843	-1 064	-751	-672	-514	-480

Profit/loss before taxes	2 412	2 106	-2 063	1 769	3 002	3 120	3 542
Taxes	-701	-583	377	-650	-1 001	-909	-1 055

Profit/loss after taxes	1 711	1 523	-1 686	1 119	2 001	2 211	2 487
Minority interest	-19	35	44	-8	-39	-44	-21

Net profit/loss for the year	1 692	1 558	-1 642	1 111	1 962	2 167	2 466

Balance sheets
Intangible assets	1 261	1 291	2 239	1 829	1 545	1 678	1 418
Tangible assets	12 541	13 631	14 568	13 074	13 089	13 599	12 418
Long-term financial assets	1 063	1 185	1 084	1 114	1 404	1 814	1 762
Inventories	9 476	9 924	10 183	8 640	9 262	9 113	8 987
Short-term assets	7 627	8 599	8 757	8 483	9 116	9 306	8 868
Short-term financial assets	2 091	3 931	2 353	1 976	3 481	5 387	5 530

Total assets	34 059	38 561	39 184	35 116	37 897	40 897	38 983

Shareholders’ equity	11 310	12 588	10 932	11 367	13 594	16 224	16 365
Provisions for pensions and other postretirement benefits	6 030	6 171	7 139	6 478	6 746	7 044	6 076
Provisions for taxes	1 701	1 642	1 488	1 509	1 596	1 893	2 165
Other provisions	2 130	2 981	4 095	2 795	3 046	3 429	3 271
Long-term loans (including convertible loans)	4 846	6 538	4 842	4 753	4 263	2 830	1 777
Other long-term liabilities, including minority interest	362	359	455	477	561	667	635
Short-term loans	1 693	1 853	3 337	1 223	705	711	632
Other short-term liabilities	5 987	6 429	6 896	6 514	7 386	8 099	8 062

Total shareholders’ equity, provisions and liabilities	34 059	38 561	39 184	35 116	37 897	40 897	38 983

Key figures (in percentages unless otherwise stated)
Return on total assets	9.9	8.9	- 1.9	7.5	10.9	9.8	10.9
Return on capital employed	14.7	13.0	- 2.8	11.2	16.2	14.9	17.1
Return on shareholders’ equity	15.9	13.0	- 13.3	10.2	16.0	14.3	15.6
Operating margin	8.6	8.0	- 2.7	6.9	9.2	8.4	9.5
Profit margin	10.0	9.0	- 2.0	7.5	9.9	9.2	10.2
Turnover of total assets, times	0.99	1.00	0.97	0.98	1.08	1.07	1.06
Portion of risk-bearing capital	39.0	37.7	32.6	37.8	41.3	45.7	49.0
Equity/assets ratio	34.1	33.4	28.8	33.5	37.1	41.1	43.4

Investments and employees
Additions to tangible assets	2 710	2 664	2 148	1 230	1 388	1 403	1 442
Sweden	655	918	434	211	304	233	145
Research and development expenses	751	757	702	756	710	871	767
Patents - number of first filings	130	146	145	129	144	171	158
Average number of employees	42 451	41 863	44 958	40 747	39 557	37 636	38 609
Sweden	6 348	6 290	6 144	5 353	5 219	4 884	4 614
Number of employees registered at December 31	43 123	43 241	45 436	40 637	40 401	38 091	39 739
Salaries, wages and social charges	13 066	13 681	14 497	13 068	13 608	14 812	14 321
Sweden	2 464	2 480	2 697	2 317	2 360	2 375	2 243

Exhibit 10.3

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Aktiebolaget SKF (the "Company") on Form 20-F for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify that to the best of our knowledge:

  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 28, 2003

Name: /s/ Tom Johnstone
Title: President and Group Chief Executive

Date: May 28, 2003

Name: /s/ Tore Bertilsson
Title: Chief Financial Officer

* * *

A signed original of this written statement required by Section 906 has been provided to Aktiebolaget SKF and will be retained by Aktiebolaget SKF and furnished to the Securities and Exchange Commission or its staff upon request.

* * *

In accordance with the interim guidance for Section 906 certification issued by the United States Securities and Exchange Commission on March 21, 2003 in Release No. 33-8212, this certification will not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act 1933 or the Securities Exchange Act of 1934, except to the extent that Aktiebolaget SKF specifically incorporates it by reference.